UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

Tilray, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Maughan Rd., Nanaimo, BC, Canada	V9X 1J2
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 845-7291

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class 2 Common Stock, $0.0001 par value per share	TLRY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Arrangement Agreement

As previously disclosed on December 15, 2020, Tilray, Inc., a Delaware corporation (“Tilray”), and Aphria Inc., a corporation existing under the laws of the Province of Ontario (“Aphria”), entered into an Arrangement Agreement, as amended (the “Arrangement Agreement”), pursuant to which all of the issued and outstanding common shares of Aphria (the “Aphria Shares”) will be exchanged for Class 2 common stock of Tilray, in accordance with a specified exchange ratio, pursuant to a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (Ontario) (the “Arrangement”).

In connection with the proposed Arrangement, certain information about Aphria, including a description of its business is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Lock-Up Release

As previously announced, on December 12, 2019, Tilray completed its transaction with Privateer Holdings, Inc., a Delaware corporation (“Privateer”), in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of September 9, 2019 (the “Merger Agreement”) by and among Tilray, Privateer, Down River Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Tilray and Michael Blue, as the Stockholder Representative. Pursuant to the terms described in the Merger Agreement, Privateer merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of Tilray.

Pursuant to the Merger Agreement, each Privateer equity holder who received shares of Tilray common stock in the Merger is subject to a lock-up (the “Lock-Up Agreement”) allowing for the sale of such shares only under certain circumstances over a two-year period.

On February 19, 2021, the Board of Directors of Tilray unanimously approved the release of the remaining shares of Class 2 common stock from the Lock-Up Agreement, effective as of 9:00 a.m. on the second trading day following the record date for Tilray’s special meeting of the stockholders related to the Arrangement. The record date will be set by the Board of Directors of Tilray prior to filing the definitive proxy statement related to the Arrangement.

Additional Information and Where to Find It

In connection with the proposed transaction, Aphria will file a definitive management information circular, and Tilray will file a definitive proxy statement on Schedule 14A containing important information about the proposed transaction and related matters. Additionally, Aphria and Tilray will file other relevant materials in connection with the proposed transaction with the applicable securities regulatory authorities. Investors and security holders of Aphria and Tilray are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents), respectively, when such documents become available before making any voting decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The Aphria management information circular and the Tilray proxy statement will be mailed to the Aphria and Tilray shareholders, respectively, as well as be accessible on the SEDAR and EDGAR profiles of the respective companies.

Investors and security holders of Tilray will be able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about Tilray and the proposed transaction, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (www.sec.gov) or from Tilray by contacting Tilray’s Investor Relations at (203) 682-8253, by email at Raphael.Gross@icrinc.com, or by going to Tilray’s Investor Relations page on its website at https://ir.tilray.com/investor-relations and clicking on the link titled “Financials.”

Participants in the Solicitation

Tilray and Aphria and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of Tilray proxies in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Tilray stockholders in connection with the proposed transaction will be set forth in the Tilray proxy statement for the proposed transaction when available. Other information regarding the participants in the Tilray proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in such proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or Tilray as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

Certain information in this communication constitutes forward-looking information or forward-looking statements (together, “forward-looking statements”) under Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. The forward-looking statements are expressly qualified by this cautionary statement. Any information or statements that are contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements, including, but not limited to, statements in this communication with regards to: (i) statements relating to Aphria’s and Tilray’s strategic business combination and the expected terms, timing and closing of the Arrangement including, receipt of required regulatory approvals, shareholder approvals, court approvals and satisfaction of other closing customary conditions; (ii) estimates of pro-forma financial information of the combined company, including in respect of expected revenues and production of cannabis; (iii) estimates of future costs applicable to sales; (iv) estimates of future capital expenditures; (v) estimates of future cost reductions, synergies including pre-tax synergies, savings and efficiencies; (vi) statements that the combined company anticipates to have scalable medical and adult-use cannabis platforms expected to strengthen the leadership position in Canada, United States and internationally; (vii) statements that the combined company is expected to offer a diversified and branded product offering and distribution footprint, world-class cultivation, processing and manufacturing facilities; (viii) statements in respect of operational efficiencies expected to be generated as a result of the Arrangement in the amount of more than C$100 million of pre-tax annual cost synergies; (ix) expectations of future balance sheet strength and future equity; and (x) that the combined company is expected to unlock significant shareholder value. Aphria and Tilray use words such as “forecast”, “future”, “should”, “could”, “enable”, “potential”, “contemplate”, “believe”, “anticipate”, “estimate”, “plan”, “expect”, “intend”, “may”, “project”, “will”, “would” and the negative of these terms or similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Various assumptions were used in drawing the conclusions contained in the forward-looking statements throughout this communication. Forward-looking statements reflect current beliefs of management of Aphria and Tilray with respect to future events and are based on information currently available to each respective management including based on reasonable assumptions, estimates, internal and external analysis and opinions of management of Aphria and Tilray considering their experience, perception of trends, current conditions and expected developments as well as other factors that each respective management believes to be relevant as at the date such statements are made. Forward-looking statements involve significant known and unknown risks and uncertainties. Many factors could cause actual results, performance or achievement to be materially different from any future forward-looking statements. Factors that may cause such differences include, but are not limited to, risks assumptions and expectations described in Aphria’s and Tilray’s critical accounting policies and estimates; the adoption and impact of certain accounting pronouncements; Aphria’s and Tilray’s future financial and operating performance; the competitive and business strategies of Aphria and Tilray ; the intention to grow the business, operations and potential activities of Aphria and Tilray; the ability of Aphria and Tilray to complete the Arrangement; Aphria’s and Tilray’s ability to provide a return on investment; Aphria’s and Tilray’s ability to maintain a strong financial position and manage costs, the ability of Aphria and Tilray to maximize the utilization of their existing assets and investments and that the completion of the Arrangement is subject to the satisfaction or waiver of a number of conditions as set forth in the Arrangement Agreement. There can be no assurance as to when these conditions will be satisfied or waived, if at all, or that other events will not intervene to delay or result in the failure to complete the Arrangement. There is a risk that some or all the expected benefits of the Arrangement may fail to materialize or may not occur within the time periods anticipated by Aphria and Tilray. The challenge of coordinating previously independent businesses makes evaluating the business and future financial prospects of the combined company following the Arrangement difficult. Material risks that could cause actual results to differ from forward-looking statements also include the inherent uncertainty associated with the financial and other projections; the prompt and effective integration of the combined company; the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Aphria’s and Tilray’s ability to obtain the approval of the proposed transaction by their shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the Arrangement Agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; risks relating to the value of Tilray’s common stock to be issued in connection with the transaction; the impact of competitive responses to the announcement of the transaction; and the diversion of management time on transaction-related issues.

For a more detailed discussion of risks and other factors, see the most recently filed annual information form of Aphria and the annual report filed on form 10-K of Tilray made with applicable securities regulatory authorities and available on SEDAR and EDGAR. The forward-looking statements included in this communication are made as of the date of this communication and neither Aphria nor Tilray undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Aphria as of May 31, 2020 and May 31, 2019, and for the fiscal years ended May 31, 2020 and 2019 and the notes related thereto, as well as the unaudited interim consolidated financial statements of Aphria as of November 30, 2020 and May 31, 2020 and for the three and six months ended November 30, 2020 and 2019, and the notes related thereto, are included in Exhibit 99.2.

(b) Pro Forma Financial Information

Our unaudited pro forma condensed combined balance sheet information as at December 31, 2020, which gives effect to the Arrangement as if it had occurred on December 31, 2020, and our unaudited pro forma statement of net loss information for the year ended December 31, 2020, which gives effect to the Arrangement as if it had occurred on January 1, 2020, are filed as Exhibit 99.1. The pro forma financial statements have been prepared for illustrative purposes only and may not be indicative of the operating results or financial condition that would have been achieved if the merger transaction had been completed on the dates or for the periods presented, nor do they purport to project the results of operations or financial position for any future period or as of any future date. In addition to the pro forma adjustments, various other factors will have an effect on the financial condition and results of operations after the completion of the merger transaction. The actual financial position and results of operations may differ materially from the pro forma amounts reflected herein due to a variety of factors.

(d) Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm of Aphria

99.1	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2020, each giving effect to the proposed Arrangement

99.2	Disclosure regarding Aphria, including related consolidated financial statements

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tilray, Inc.

Date: February 25, 2021	By:	/s/ Brendan Kennedy
Brendan Kennedy
President and Chief Executive Officer

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